UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

AIADVERTISING, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

321 Sixth Street San Antonio, TX	78215
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Election of Directors; Compensatory Arrangements of Certain Officers.

On October 26, 2021, the Board of Directors of AiAdvertising, Inc. (the “Company”) appointed Virginia “Rosie” O’Meara to serve on the Company’s Board of Directors.

Mrs. O’Meara has been Chief Revenue Officer at GroundTruth, a location-based marketing and advertising technology company, since October 2020. Mrs. O’Meara was Senior Vice President of GroundTruth’s Platform Self-Serve business from October 2019 to September 2020. Mrs. O’Meara was Vice President of Customer Success at a4Media, the media division of Altice USA, from September 2018 to September 2019. Mrs. O’Meara was Chief Executive Officer of Zapp360 beginning in January of 2018 and led its acquisition by Altice USA in September of the same year. Prior to serving as Chief Executive Officer at Zapp360, Mrs. O’Meara also served as Chief Operating Officer from August 2017 to January 2018, Vice President of Customer Success from April 2016 to July 2017, and Director of Business Development from August 2013 to March 2016. Mrs. O’Meara held sales roles as a Director of Mobile Ad Sales at Verve Mobile from July 2012 to August 2013 and as a Digital Account Executive at ITN Digital from January 2010 to July 2012, selling digital and mobile advertising solutions to holding company agencies and brand direct clients on the East Coast in both roles.

Mrs. O’Meara will serve as a director until the next meeting of stockholders, or until her earlier death resignation or removal.

The Company’s Board of Directors has determined that Mrs. O’Meara is “independent” within the meaning of the rules of The Nasdaq Stock Market and is qualified to serve on the Board of Directors because of her extensive industry experience within the ad-tech industry, her deep connections with advertisers and publishers, and her senior management experience.

There is no arrangement or understanding between Mrs. O’Meara and any other persons, pursuant to which she was selected as a director. Mrs. O’Meara has not engaged in any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. There are no family relationships between Mrs. O’Meara and any director or executive officer of the Company.

Mrs. O’Meara will receive the Company’s standard director compensation of $30,000 annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIADVERTISING, INC.

Date: October 26, 2021	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer

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